SECOND AMENDMENT TO AGREEMENT OF SALE

     THIS SECOND AMENDMENT TO AGREEMENT OF SALE (this "Amendment") is made and entered into as of this 20th day of March, 1997, by and between RREEF AMERICA L.L.C., a Delaware limited liability company (the "Purchaser") and TYSONS CORNER LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller").

                                  WITNESSETH:

     WHEREAS, Seller and Purchaser are parties to that certain Agreement of Sale, dated March 11, 1997, which Agreement has been amended pursuant to a letter amendment executed by Seller and Purchaser on March 12, 1997 (collectively, the "Agreement"); and

     WHEREAS, Seller and Purchaser desire to amend the Agreement in accordance with the terms of this Amendment.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. All terms not otherwise defined herein shall have the meanings ascribed to each in the Agreement.

2. Purchaser hereby acknowledges that the Inspection Period has expired and hereby waives its right to terminate the Agreement pursuant to Paragraph 7.1 thereof; provided that Purchaser shall have the right to terminate the Agreement no later than March 27, 1997 in the event that Purchaser has not received evidence by such time that Title Insurer will issue a zoning endorsement in a form reasonably acceptable to Purchaser in connection with the Title Policy.

3. Purchaser and Seller hereby acknowledge that the Purchase Price shall be Thirty Million and No/100 Dollars ($30,000,000.00) rather than Thirty-One Million Seventy Thousand and No/100 Dollars ($31,070,000.00) as previously stated in Paragraph 1 of the Agreement.

4. With reference to Paragraph 3.4, Purchaser hereby waives its right to disapprove any matters shown on the Updated Survey dated March 18, 1997, and Purchaser hereby waives any right to terminate the Agreement based upon its
review of the Updated Survey.   Moreover, Purchaser acknowledges that all
exceptions to title shown on the Title Commitment, effective as of February 4, 1997, and revised as Commitment No. 96-09-169FX (Revised V), other than Section 2 of Schedule B exceptions 1, 3 and 5, shall be deemed Permitted Exceptions and Purchaser hereby waives its right to disapprove any such Permitted Exceptions.

5. Except as amended and modified hereby, the Agreement shall be and remain unmodified and in full force and effect in accordance with its terms, and each and every one of its provisions, as amended and modified by this Second Amendment, are hereby adopted, ratified and affirmed. In the event of any conflict between the Agreement, or any other document, and this Second Amendment, the terms, conditions and provisions hereof shall govern.
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6.   This Amendment may be executed in counterparts each of which shall be deemed an original, but all of which, when taken together shall constitute one and the same instrument. To facilitate the execution of this Amendment, Seller and Purchaser may execute and exchange by telephone facsimile counterparts of the signature pages, with each facsimile being deemed an "original" for all purposes

          IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first set forth above.


                              PURCHASER:


                              RREEF AMERICA L.L.C., a Delaware limited liability company

                              By:  /s/ James B. Gurley, Jr.
                                   ----------------------------------------
                              Name:     James B. Gurley, Jr.
                                   ----------------------------------------
                              Its:      Authorized Representative
                                   ----------------------------------------


                              SELLER:

                              TYSONS CORNER LIMITED
                              PARTNERSHIP, an Illinois limited partnership

                               By: Tysons Corner Partners, Inc., an Illinois
                                   general partnership, its general partner

                              By:  /s/ Jerry M. Ogle
                                   ------------------------------------------
                              Name:    Jerry M. Ogle
                                   ------------------------------------------
                              Its:     Managing Director and Secretary
                                   ------------------------------------------
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